ABX AIR
ATI
TAL CARGO
ONAL AIRLINES

ATSG℠

Air Transport Services Group, Inc.℠

0 Investor Presentations New York City November 16-17, 2010 Exhibit 99.1

Safe Harbor, Non-GAAP Reconciliations
Except for historical information contained herein, the matters discussed in this release contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services, the cost and timing associated with the modification of Boeing 767-200 and 767-300 aircraft, ABX Air’s ability to maintain on-time service and control costs under its new operating agreement with DHL, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this release and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this release. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.
ATSG, Inc. Non-GAAP Reconciliation
Earnings from Continuing Operations Before Interest, Taxes, Depreciation & Amortization (Adjusted EBITDA)
Net Debt
2008 2009 9Mo.10 3Q09 3Q10
(56,619) 45,358 43,352 4,647 16,670
Impairment of goodwill & intangibles 91,241 0 0 0 0
34,622 45,358 43,352 4,647 16,670
Interest Income (2,335) (449) (241) (74) (83)
Interest Expense 37,002 26,881 14,424 6,236 4,641
Depreciation and amortization 93,752 83,964 65,310 19,954 22,758
163,041 155,754 122,845 30,763 43,986
GAAP Pre-tax Earnings (Loss)
Reconciliation Statement ($ in 000s)
Adjusted EBITDA from Cont. Oper.
from Continuing Operations
Adjusted Pre-Tax Earnings
from Continuing Operations
12/31/07 12/31/08 12/31/09 9/30/10
Long term debt obligations 567,987 450,628 325,690 277,031
Current portion of debt obligations 22,815 61,858 51,737 36,112
Cash and cash equivalents (59,271) (116,114) (83,229) (44,465)
Net Debt 531,531 396,372 294,198 268,678
Reconciliation Statement ($ in 000s)
EBITDA, Adjusted EBITDA and Net Debt are
non-GAAP financial measures and should not
be considered alternatives to net income
(loss) or any other performance measure
derived in accordance with GAAP.
EBITDA is defined as income (loss) from
operations plus net interest expense,
provision for income taxes, depreciation and
amortization.
Net Debt is defined as Long-term debt
obligations plus Current portion of debt
obligations minus Cash and cash equivalents.
The Company’s management uses these
adjusted financial measures in conjunction
with GAAP finance measures to monitor and
evaluate its performance, including as a
measure of liquidity.  EBITDA, Adjusted
EBITDA and Net Debt should not be
considered in isolation or as a substitute for
analysis of the Company’s results as reported
under GAAP, or as alternative measures of
liquidity.

The Restructured ATSG:
Cash Generation With Less Risk, More Growth
Differentiated Business Model With Global Leadership
Lessor and operator of world’s largest fleet of converted medium widebody Boeing 767 freighters
Accretive, lower-risk conversion plan will expand highly efficient 767 freighter fleet by 50% by 2012
Long-term leases and operating agreements with global leader DHL, long-term relationships with Bax
Schenker, U.S. Military, USPS, TNT and Qantas
Provide full spectrum of air transport services throughout the world: Dry leasing, ACMI (wet leasing), maintenance, and technical, fuel management and logistics services
Favorable Industry Dynamics
Booming air cargo recovery fueled by restocking, alternate mode issues, better logistics management
767 is most-favored replacement for 150-200 less efficient mid-sized freighters flying now
767 is ideal regional ‘spoke’ freighter complement to inter-continental 747 and 777 hub locations
Strong Financial Characteristics and Performance
Minimal leverage and off-balance sheet liabilities
Strong free cash flow generation, not projected to be Federal Income Tax cash-payer until 2013 or later
Disciplined capital allocation with established ROIC hurdles

ATSG

Dry Leasing	CAM CARGO AIRCRAFT MANAGEMENT	
ACMI Businesses	ABX AIR	
	ATI AIR TRANSPORT INTERNATIONAL, L.L.C.	
	CAPITAL CARGO INTERNATIONAL AIRLINES	
Support Services	AIRBORNE MAINTENANCE & ENGINEERING SERVICES	
	AEFS ABX EQUIPMENT FACILITY SERVICES	
	ABX Cargo Services

Unique Blend of Complementary Businesses
Business Description
Dry leases 767, 757, 727 and DC-8 freighters to ATSG airlines and external customers
Access to engine maintenance and component services
External customers include DHL, Amerijet, CargoJet, First Air
Provides 767 ACMI services
Customers include DHL, JAL and TNT
Provides 767, DC-8, DC-8 Combi ACMI services
Customers include BAX Schenker, U.S. Military and Qantas
Provides 727, 757 ACMI services
Customers include BAX Schenker and DHL
Heavy & line maintenance, component overhaul, engineering and manufacturing
Customers include major airlines, private operators
Equipment leasing, and equipment and facility maintenance services
Customers include: DHL, Allegiant Air, Branson Airport, Tampa International Jet Center
Contracted sort management services for USPS
Logistic support services

ACMI: ACMI:
Dedicated Aircraft, Dedicated Aircraft,
Crew, Maintenance Crew, Maintenance
& Insurance & Insurance
(excludes fuel) (excludes fuel)
Charter: Charter:
Unscheduled & military Unscheduled & military
Dry Lease Plus Dry Lease Plus
Crew Crew
Airframe, Engine Airframe, Engine
Maintenance Maintenance
Pilot Training Pilot Training
Cert. Support Cert. Support
Standard Standard
Dry Lease Dry Lease
ATSG Business Model:
Cargo Aircraft
Dry or ACMI, With Complementary Services
Leased Externally
Leased to ATSG Airline

Recent DHL Agreements:
Growth with Secure Cash Flows, Minimal Risk
Aircraft (A) Lease Terms
DHL to lease thirteen 767Fs from CAM under 7-year terms; DHL responsible for airframe and engine maintenance costs
Airborne Maintenance and Engineering Services (“AMES”) will provide airframe heavy maintenance
DHL provides fuel at its own expense
Crew, Maintenance, Insurance (CMI) Agreement Terms
ABX operates 13 aircraft for DHL for 5 years, with 2-year extension right to DHL, 2 5 years mutual
Defined-fee scaled for the number of aircraft; logical choice to support domestic network expansion
ABX operates with monthly performance incentive bonuses
Subject to $70mm amortizing break-up fee if DHL prematurely terminates
$27.9 mm balance of the DHL Note (at September 30, 2010) amortizes to zero over the CMI’s term; no cash, interest fully reimbursable
Thirteen seven-year 767SF leases,
Aircraft operating agreement for five to ten years
nd

ATSG Global Presence:
Positioned With Growth-Market Customers
3.0%
3.6%
4.2%
5.1%
5.6%
5.7%
6.0%
6.5%
6.6%
6.7%
7.9%
9.2%
0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%
Intra North America
Intra Europe
Europe-N. America
Europe-Africa
Europe-Latin America
L. America-N. America
Europe-Middle East
S Asia-Europe
Europe-Asia
Asia-N. America
Intra Asia
Intra China
Growth Trends By Region, 2009-2029
Source: Boeing World Air Cargo Forecast, 2010-2011
ATSG markets

Global Freighter Fleets:
Big Opportunity in Medium-Size Market
Source: ACMG
Aircraft
Fuel
(gallon/
block hr)*
Crew
Payload (lbs.)/
Capacity (cu. ft.)
Range
(NM)
767-300SF 1,775 2 124,900 / 16,034 3,200
767-200SF 1,380 2 100,000 / 11,138 2,800
A300-B4 1,900 3 99,200 / 11,445 1,680
A300-600F 1,850 2 104,900 / 14,654 2,650
A310-300F 1,390 2 88,420/ 10,922 3,360
DC-8 63 1,760 3 96,800 / 10,060 2,150
DC-8 73 1,600 3 111,800 / 10,060 2,470
Medium Freighter Comparisons
Narrow-body
213 Units
12   B707-320s
28 DC-8-50/60 (1*)
29 DC-8-70s (15*)
* includes 4 combis
Wide-body
436 Units
65   A310-200/300s
47 A300-B4s
150 A300-600s
55   B767-200s (36)
59   B767-300s (4)
ATSG fleet (2012)
Prime candidates for
replacement with 767s
Medium Freighters- 2010
Source: Boeing, Airbus

767s Serve Asia, Americas, Europe:
‘Spoke’ Routes from Global Airfreight Hubs
45-60 ton payload potential
to global “gateway” cargo
airports, regional hub cities.
Pallet size, layout options
complement larger 747/
777s.
767-200ER,
767-300 Ranges
w/ max. payload
Frankfurt
Miami
Hong
Kong
Miami
767 reaches booming Brazil markets, perishable food and floral markets in Colombia, Venezuela, Puerto Rico, etc..
Frankfurt Range covers NE U.S., entire Middle East, Mumbai & New
Delhi, Lagos, Moscow, etc.
Hong Kong Entire Asian continent from India to all of China and Japan, plus
Australia/New Zealand

50% increase in 767 freighter fleet,
April 2010 - Jan. 2012

ATSG Investment Strategy:
Value-Creating Freighter Conversions
11-14
12-19*
April 2011
Jan. 2012
DHL-CAM Dry Leased
Other Customers-CAM Dry Leased
11-14
11
Jan. 2011
4
* Includes freighter conversion by 2012 of ten owned Boeing 767-200s, three Boeing 767-300s pending purchase.  Modification schedule of 767-200s subject to DHL options. Deployment as leased vs. ACMI operated aircraft subject to market conditions, customer preference.
7
11
April 2010
DHL- Interim Leased
ACMI Services – ACMI/Charter
13
13
4
5-8
5-8
7-14*
26
30
32
39*
Dry Lease Investment
Return Illustration*
(in millions)
(13)
767-Series
Freighters
Capex Required $200 MM
Projected EBIT $23.4 MM
Unlevered ROIC 11.7%
*
Margin from ACMI or other
complementary services would
be incremental.

Go-to-Market Strategy
Drive higher return on capital by optimally
positioning opportunities and bundling
additional services
CAM a neutral, non-airline, lead sales
organization that can drive a bundled
marketing strategy
Develop packaged programs cross-selling
entities
Amerijet International program (ACMI
migration to CAM-leased 767s, with full ATSG
support) symbolizes this approach
Market Approach
Market Opportunities
Airline Operators
Key drivers
Replacement
Capacity growth
New markets
Non-Operators
Examples
Forwarders/Brokers
Integrators
Shippers

Flexible
Global
Solutions
Premier Source of  Medium Freighter Solutions
767-200, -300
with GE CF6
engines
Low fuel cost
Low
maintenance
cost
Flexible
configuration
Power By Hour
engine services
The Global Leader of Medium Wide Body Operating and Leasing Solutions
Efficient Medium
Wide-Body
Aircraft
Dry leasing
ACMI/ wet
leasing
CMI
Combi
Full service
charter
Flight
operations
Heavy
maintenance
Line
maintenance
Maintenance
programs
Engineering
Technical
support
Manual services
Parts,
components
sales & service
Aircraft
conversion
services
Global
aircraft
deployment
Logistics
support
DHL
BAX
Schenker
TNT
JAL
UPS
Qantas
Amerijet
Air
Mobility
Command
CargoJet
Bundled
Maintenance
Solutions
Program
Management
Meeting Diverse
Customer Needs

Balance Sheet Improves as Earnings Grow
EBITDA* (from continuing operations)
Pre-tax Earnings (from continuing operations)
Net Debt* Stockholders’ Equity
$531.5
$396.4
$294.2
$268.7
$200.0
$80.4
$246.0
$297.2
$155.8
$122.8
2008 2009 9Mo 2010
$30.8
$44.0
2009 2010
Year Third Quarter Year Third Quarter
-$56.6
$45.4
$43.4
2008 2009 9 Mo 2010
$34.6**
$4.6
$16.7
2009 2010
12/31/07 12/31/08 12/31/09 9/30/10 12/31/07 12/31/08 12/31/09 9/30/10
$163.0**
No settlement or
severance from legacy
DHL agreements.
* EBITDA is defined as income (loss) from operations plus net interest expense, provision for income taxes, depreciation and amortization. Net Debt is defined as Long-Term Obligations plus
Current Portion of Debt Obligations minus Cash and Cash Equivalents. EBITDA, and Net Debt are non-GAAP financial measures and should not be considered alternatives to net income (loss)
or any other performance measure derived in accordance with GAAP. See Reconciliation Tables.
* *   2008 EBITDA and 2008 Pre-tax Earnings adjusted to exclude impairment charges of $91.2 million.

Employer Employer
contributions contributions
DHL Promissory DHL Promissory
Note Extinguishment Note Extinguishment
De-levering Continues:
Cash Flow Available for Current Capex Commits
Transfer of Aircraft Transfer of Aircraft
Capital Leases to DHL Capital Leases to DHL
Principal Principal
payments payments
$313.1
$512.5
12/31/2008 9/30/2010
Total Debt Reduced 39%
Credit Facility Covenant Compliance
$98.3
$297.3
Actuarial costs Actuarial costs
& adjustments & adjustments
$119.6
$102.5
$102.4
Workforce Workforce
contraction contraction
& plan freeze & plan freeze
$79.3
$ in millions
Gains on Gains on
assets assets
12/31/2008 9/30/2010
Post-Retirement Liabilities Reduced 64%
$ in millions
$22
$31
$32
$142
$90
$70
$82
$18
Maintenance Growth
2007 2008 2009 2010 est.
$160
$112
$101
$114
$ in millions
*  Requirements at year-end 2008 were 3.00 / 3.50 / 1.50 / 1.25
** Based upon twelve months trailing EBITDA
Capital Spending Trends
$104.2
$49.5
$45.7
Required* 2008 2009 3Q2010**
First Lien Debt /
EBITDA < 2.75 2.58 2.17 1.83
Total Debt / EBITDA < 3.25 3.10 2.44 1.99
Fixed Charge
Coverage Ratio > 1.50 2.55 1.99 2.17
Capital Expenditures > 1.05 1.58 1.65 1.20

New Business on Three Continents
On November 1, ABX Air began operating one Boeing 767-200 freighter for Japan
Airlines in ACMI service in Asia.
Also on November 1, ATI added one DC-8 freighter and CCIA added one 727 freighter to BAX Global’s North American network.
Amerijet exercised the first of three options for a 767-200 freighter for a seven-
year dry lease, to be effective in January 2011. Amerijet currently leases two 767-
200 freighters from CAM.
On November 7, ABX Air began transatlantic ACMI service for DHL between
England and Cincinnati via a 767-300 freighter that ABX Air has leased from a third party.
In October, DHL selected ABX Air to operate four of DHL’s own Boeing 767 freighters in its U.S. network, under terms of the CMI agreement. The four are in addition to 13 Boeing 767s that CAM will lease and ABX Air operates in the U.S. for
DHL.

ATSG Value Gaining Altitude
Limited risk, strong cash and asset-value returns from converted 767 freighters
Expanding 767 freighter fleet will yield attractive, annuity-like cash ROIs via long-term leases
ACMI/CMI flexibility offers options, low-risk transition to widebody 767s from older narrow-bodys
767 platform flexible as trans-continental leader, compatible feeder to inter-continental 747s/777s
Significant market-value gains on P-2-F aircraft conversion investments
Long-term agreements with key customers
Lease/CMI approach unlocks value of aircraft from ACMI, creates more options for customers
18 767s & 757s now under fixed 3-7 year leases or operating agreements with DHL, CargoJet, Amerijet, etc.
5-year CMI with DHL, with performance factor plus $31m amortized note forgiveness, DPW backing
Integrated, value-added services
Increase return on invested capital
Comprehensive mix allows for turnkey customer solutions
Competitive terms and service packages for third party maintenance business
Attractive balance sheet and liquidity, growth capital capacity
Current low-rate term & revolver facility runs through 2012, limited off-balance sheet obligations
Manageable 2010-2011 capital commitments: maintenance plus convert 767-200s, and acquire and convert three 767-300s using existing cash and credit resources, yielding significant asset-value gains
Secure long-term cash flow enhances access to growth capital if needed
Expanding opportunities around the globe
Expanding presence in large, fast-growing air cargo regions: Asia, South America, Europe & Africa
Unique provider of combi airlift to military in South Pacific region
Uniquely positioned as largest independent source of premier medium wide-body freighter – the 767

16 Appendix

Balance Sheet Trend
September 30, Dec. 31, September 30, Dec. 31
2010 2009 2009 2008
ASSETS
CURRENT ASSETS:
Cash and cash equivalents 44,465 $                                            83,229                                               89,699 $                                            116,114
Marketable securities - available-for-sale -                                                     -                                                     -                                                     26
Accounts receivable, net of allowances 37,331                                               87,708                                               95,071                                               87,857
Inventory 5,769                                                 5,226                                                 6,523                                                 11,259
Prepaid supplies and other 10,480                                               7,093                                                 8,900                                                 11,151
Deferred income taxes 31,597                                               31,597                                               20,171                                               20,172
Aircraft and engines held for sale -                                                     30,634                                               32,521                                               2,353
TOTAL CURRENT ASSETS 129,642                                             245,487                                             252,885                                             248,932
Property and equipment, net 660,988                                             636,089                                             614,433                                             671,552
Other assets 28,463                                               21,307                                               22,225                                               25,281
Deferred income taxes -                                                     -                                                     1,040                                                 54,807
Intangibles 9,472                                                 10,113                                               10,335                                               11,000
Goodwill 89,777                                               89,777                                               89,777                                               89,777
TOTAL ASSETS 918,342 $                                          $1,002,773 990,695 $                                          $1,101,349
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable 37,329 $                                            38,174                                               32,825 $                                            36,618
Accrued salaries, wages and benefits 23,651                                               44,077                                               37,605                                               63,500
Accrued severance and retention 1,039                                                 18,959                                               13,718                                               67,846
Accrued expenses 15,367                                               16,429                                               20,628                                               13,772
Current portion of debt obligations 36,112                                               51,737                                               55,487                                               61,858
Unearned revenue 14,335                                               15,340                                               17,251                                               14,813
TOTAL CURRENT LIABILITIES 127,833                                             184,716                                             177,514                                             258,407
Long-term obligations 277,031                                             325,690                                             350,463                                             450,628
Post-retirement liabilities 97,292                                               152,297                                             239,292                                             294,881
Other liabilities 54,863                                               44,044                                               44,321                                               17,041
Deferred income taxes 64,172                                               50,044                                               -                                                     -
STOCKHOLDERS' EQUITY:
Preferred stock, 20,000,000 shares authorized, including 75,000 Series A
Junior Participating Preferred Stock -                                                     -                                                     -                                                     -
Common stock, par value $0.01 per share; 638                                                    634                                                    635                                                    632
Additional paid-in capital 513,898                                             502,822                                             495,551                                             460,155
Accumulated deficit (183,090)                                            (211,085)                                            (222,593)                                            (245,534)
Accumulated other comprehensive loss (34,295)                                              (46,389)                                              (94,488)                                              (134,861)
TOTAL STOCKHOLDERS' EQUITY 297,151                                             245,982                                             179,105                                             80,392
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY 918,342 $                                          1,002,773 $                                       990,695 $                                          1,101,349 $